                                   ITEM 11(b)
                              EXHIBIT TO FORM N-CSR
                            SECTION 906 CERTIFICATION

                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744

        Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Mark G. Doll, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six month period ended September 30, 2004 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.


November 2, 2004                        /s/ Mark G. Doll
                                        ----------------------------------------
                                        Mark G. Doll, President


                A signed original of this written statement required by Section 906 has been provided to Mason Street Funds, Inc. and will be retained by Mason Street Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   ITEM 11(b)
                              EXHIBIT TO FORM N-CSR
                            SECTION 906 CERTIFICATION

                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744


        Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Walter M. Givler, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six month period ended September 30, 2004 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Mason Street Funds, Inc.


November 2, 2004                        /s/ Walter M. Givler
                                        ----------------------------------------
                                        Walter M. Givler, Vice President,
                                        Chief Financial Officer and
                                        Treasurer


                A signed original of this written statement required by Section 906 has been provided to Mason Street Funds, Inc. and will be retained by Mason Street Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.